UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2015

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida (Address of principal executive offices)	33913 (Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 21, 2015, NeoGenomics, Inc. (the “Company”) issued a press release and an investor presentation reporting that it has reached an agreement to acquire Clarient, Inc. and its wholly owned subsidiary Clarient Diagnostic Services, Inc., a provider of comprehensive cancer diagnostic testing to hospitals, physicians and the pharmaceutical industry (together, “Clarient”).  Clarient, a unit of GE Healthcare’s Life Sciences business, is based in Aliso Viejo, California and Houston, Texas.  The press release and investor presentation are provided herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01.Financial Statements and Exhibits.

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits.

99.1	Press Release of NeoGenomics, Inc. dated October 21, 2015.
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:/s/George Cardoza

George Cardoza
Chief Financial Officer

Date: October 21, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release of NeoGenomics, Inc. dated October 21, 2015
99.2	Investor Presentation